SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ____________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                      January 18, 2002 (January 14, 2002)


                          CATEGORY 5 TECHNOLOGIES, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


       Nevada                         0-25463                  88-0367792
-----------------------------    ----------------        ---------------------
(State or Other Jurisdiction         (Commission            (IRS Employer
   of Incorporation)                 File Number)          Identification No.)





       4505 South Wasatch Boulevard, Suite 370, Salt Lake City, Utah 84124
       -------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)




        Registrant's telephone number, including area code (801) 424-2999
                                                           --------------
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ITEM 5.  OTHER EVENTS

         On January 14, 2002, Netgateway, Inc. ("Netgateway"), Category 5 Technologies, Inc. ("Category 5"), and C5T Acquisition Corp. entered into a Termination and Release Agreement that terminates the Agreement and Plan of Merger (the "Merger Agreement") entered into by the parties on October 23, 2001. Under the terms of the Termination Agreement, Netgateway is required to pay Category 5 an expense reimbursement fee of $260,630.87 (the "Expense Reimbursement Fee"), which shall be paid to Category 5 in various monthly installments of at least $20,000.

         Attached as Exhibits and incorporated by reference in their entirety as Exhibits 2.1 and 99.1, respectively, are copies of the Termination and Release Agreement and a joint press release issued by Category 5 and Netgateway announcing the execution of the Termination and Release Agreement.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits: The following exhibits required to be attached hereto by Item 601 of Regulation S-K are incorporated herein by this reference:

Exhibit
Number        Description
------        -----------

2.1 Termination and Release Agreement dated as of January 14, 2002, by and between Category 5 Technologies, Inc., Netgateway, Inc., and C5T Acquisition Corp.

99.1 Joint Press Release, dated January 15, 2002, issued by Category 5 Technologies, Inc. and Netgateway, Inc.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CATEGORY 5 TECHNOLOGIES, INC.



Date:  January 18, 2002                     /s/ William C. Gibbs
                                            -----------------------
                                            William C. Gibbs
                                            Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------

2.1 Termination and Release Agreement dated as of January 14, 2002, by and between Category 5 Technologies, Inc., Netgateway, Inc., and C5T Acquisition Corp.

99.1 Joint Press Release, dated January 15, 2002, issued by Category 5 Technologies, Inc. and Netgateway, Inc.